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                                                                    EXHIBIT 23.2




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                            TITAN EXPLORATION, INC.

                                  EXHIBIT 23.2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

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                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Offshore Energy Development Corporation

     We consent to the use of our audit report dated March 17, 1997 on the consolidated financial statements of Offshore Energy Development Corporation and its predecessors as of December 31, 1995 and 1996 and for each of the years in the three-year period ended December 31, 1996 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                    KPMG PEAT MARWICK LLP

Houston, Texas
August 21, 1998